Exhibit 99.1

INDEPENDENT CONTRACTOR AGREEMENT

This Independent Contractor Agreement (“Agreement”) is made and effective as of February 11, 2022 between Joseph Crabb (“Consultant”) and ImmuCell Corporation, a Delaware corporation (“Company”).

Now, therefore, Consultant and Company agree as follows:

1. Resignation; Engagement.

Consultant hereby resigns, effective 11:59 P.M. on February 11, 2022, from all positions held by Consultant with Company, including without limitation as an employee and an officer of Company. Company hereby engages Consultant, and Consultant accepts the engagement, to act as a consultant and advisor to the President of Company and such other Company personnel and agents as the President may from time to time designate with respect to product development initiatives of Company (including without limitation the regulatory approval processes applicable to Company’s Re-Tain® mastitis product) for the term set forth in Section 2 hereof.

2. Term; Termination.

Consultant shall provide consulting services to Company pursuant to this Agreement for a term commencing on February 12, 2022 and ending on the earlier of (a) April 30, 2023 or (b) the receipt of the FDA approvals described in Section 4 hereof, unless earlier terminated as provided herein. Company shall be entitled to terminate this Agreement as provided in Section 3 hereof or in the event that Consultant breaches this Agreement and such breach, if capable of cure, is not cured within fifteen (15) days after receipt by Consultant of written notice thereof, in which case Company shall have no further liability to Consultant for compensation pursuant to Section 4 hereof or otherwise.

3. Time.

Consultant’s schedule and hours worked under this Agreement shall be subject to the reasonable discretion of the President of Company, in consultation with the Consultant, subject to Consultant’s reasonable prior personal and other commitments and obligations. Company relies upon Consultant to devote sufficient time as is reasonably necessary to effectively perform the services contemplated hereby. If Consultant’s availability is not sufficient, in the judgment of the President of Company, Company may provide written notice thereof to Consultant and, if a written schedule and availability commitment reasonably satisfactory to the President of Company is not achieved within fifteen (15) days of such notice, Company may terminate this Agreement with no further liability to Consultant for compensation pursuant to Section 4 hereof or otherwise.

4. Compensation.

Company agrees to pay to Consultant $70,000 when Company receives all FDA approvals needed for the commencement of sales of its Nisin (Re-Tain®) product in the United States (including final NADA approval), provided, however, that such payment shall be due and payable only if Consultant is a consultant to Company under this Agreement at the time of receipt of all such FDA approvals. The applicable payment shall be made within thirty days (30) days of receipt of such FDA approvals, and shall be subject to all required tax withholdings.

In addition, if Company undergoes a Change of Control or sells or licenses all or substantially all of the rights to manufacture and sell its Nisin product, and at the time of such Change of Control, sale or license Consultant is a consultant to Company under this Agreement, Company will make the payment to Consultant described in the first paragraph of this Section 4. For purposes hereof, “Change of Control” means (a) the sale of all or substantially all of Company’s assets, or (b) the sale or issuance of capital stock of Company, in a single transaction or series of related transactions, or a merger, consolidation or similar transaction to which Company is party, the result of which is one or more persons or entities acting together directly or indirectly acquiring a majority of the outstanding capital stock of Company or of the surviving or resulting entity in such transaction. For purposes hereof, a license of all or substantially all of the rights to manufacture and sell Company’s Nisin product shall not include a transaction in which Company continues to perform manufacturing services to or for the benefit of the licensee.

5. Independent Contractor.

Consultant shall be an independent contractor and not an employee, partner or agent of Company during the term set forth in Section 2 hereof. During such term, Consultant shall not be entitled to nor receive any benefit normally provided to Company’s employees such as, but not limited to, vacation payment, retirement, health care or sick pay. Consultant shall be solely responsible for filing all returns and paying any income, social security or other tax levied upon or determined with respect to any payment made to Consultant pursuant to this Agreement.

6. Confidential Information.

Consultant understands and acknowledges that during and prior to the term of this Agreement, he has had and will have access to and learn about Confidential Information, as defined below.

(a.) Definition. For purposes of this Agreement, “Confidential Information” means confidential, secret and proprietary documents, materials, data and other information, in tangible and intangible form, of and relating to Company and its business and existing and prospective customers, suppliers, investors and other associated third parties.

Confidential Information shall not include information that is generally available to and known by the public at the time of disclosure to Consultant or becomes publicly known or available thereafter; provided that such disclosure is through no direct or indirect fault of Consultant or person(s) acting on Consultant’s behalf.

(b.) Company Creation and Use of Confidential Information. Consultant understands and acknowledges that Company has invested, and continues to invest, substantial time, money and specialized knowledge into designing, manufacturing and selling products and maintaining and expanding its customer base. Consultant understands and acknowledges that as a result of these efforts, Company has created, and continues to use and create, Confidential Information. This Confidential Information provides Company with a competitive advantage over others in the marketplace.

(c.) Disclosure and Use Restrictions. Consultant agrees and covenants: (i) to treat all Confidential Information as strictly confidential; (ii) not to directly or indirectly disclose, publish, communicate or make available Confidential Information, or allow it to be disclosed, published, communicated or made available, in whole or part, to any entity or person whatsoever (including employees or consultants of Company) not having a need to know and authority to know and use the Confidential Information in connection with the business of Company and, in any event, not to anyone outside of the direct employ of Company except as required in the performance of Consultant’s authorized duties to Company (and then, such disclosure shall be made only within the limits and to the extent of such duties); and (iii) not to access or use any Confidential Information, and not to copy any documents, records, files, media or other resources containing any Confidential Information, or remove any such documents, records, files, media or other resources from the premises or control of Company, except as required in the performance of Consultant’s authorized duties to Company (and then, such disclosure shall be made only within the limits and to the extent of such duties). Nothing herein shall be construed to prevent disclosure of Confidential Information as may be required by applicable law or regulation, or pursuant to the valid order of a court of competent jurisdiction or an authorized government agency, provided that the disclosure does not exceed the extent of disclosure required by such law, regulation or order. Consultant shall promptly provide written notice of any such order to the President of Company.

Consultant understands and acknowledges that his obligations under this Agreement with regard to any particular Confidential Information shall commence immediately upon Consultant first having access to such Confidential Information (whether before or after he begins to provide services under this Agreement to Company) and shall continue during and after his service to Company until such time as such Confidential Information has become public knowledge other than as a result of Consultant’s breach of this Agreement or breach by those acting in concert with Consultant or on Consultant’s behalf.

7. Restrictive Covenants.

(a.) Non-solicitation of Employees. Consultant agrees and covenants not to directly or indirectly solicit, hire, recruit, attempt to hire or recruit, or induce the termination of employment of any employee of Company during the twelve-month period, to run consecutively, beginning on the last day of Consultant’s consulting services to Company.

(b.) Non-disparagement. Each party agrees and covenants that he or it will not at any time make, publish or communicate to any person or entity or in any public forum any defamatory or disparaging remarks, comments or statements concerning the other party or his or its businesses, or any of his or its employees, officers, and existing and prospective customers, suppliers, investors and other associated third parties.

8. Remedies.

In the event of a breach or threatened breach by Consultant of Section 6 or 7 of this Agreement, Consultant hereby consents and agrees that Company shall be entitled to seek, in addition to other available remedies, a temporary or permanent injunction or other equitable relief against such breach or threatened breach from any court of competent jurisdiction, without the necessity of showing any actual damages or that money damages would not afford an adequate remedy, and without the necessity of posting any bond or other security. The aforementioned equitable relief shall be in addition to, not in lieu of, legal remedies, monetary damages or other available forms of relief.

9. Proprietary Rights.

(a.) Work Product. Consultant acknowledges and agrees that all writings, works of authorship, technology, inventions, discoveries, ideas and other work product of any nature whatsoever, that are created, prepared, produced, authored, edited, amended, conceived or reduced to practice by Consultant individually or jointly with others during the period of his employment by or his provision of consulting services to Company and relating in any way to the business or contemplated business of Company (regardless of when or where the Work Product is prepared or whose equipment or other resources is used in preparing the same) and all printed, physical and electronic copies, all improvements, rights and claims related to the foregoing, and other tangible embodiments thereof (collectively, “Work Product”), as well as any and all rights in and to copyrights, trade secrets, trademarks (and related goodwill), mask works, patents and other intellectual property rights therein arising in any jurisdiction throughout the world and all related rights of priority under international conventions with respect thereto, including all pending and future applications and registrations therefor, and continuations, divisions, continuations-in-part, reissues, extensions and renewals thereof (collectively, “Intellectual Property Rights”), shall be the sole and exclusive property of Company.

(b.) Work Made for Hire; Assignment. Consultant acknowledges that, by reason of being employed by or providing consulting services to Company at the relevant times, to the extent permitted by law, all of the Work Product consisting of copyrightable subject matter is “work made for hire” as defined in 17 U.S.C. § 101 and such copyrights are therefore owned by Company. To the extent that the foregoing does not apply, Consultant hereby irrevocably assigns to Company, for no additional consideration, Consultant’s entire right, title and interest in and to all Work Product and Intellectual Property Rights therein, including the right to sue, counterclaim and recover for all past, present and future infringement, misappropriation or dilution thereof, and all rights corresponding thereto throughout the world. Nothing contained in this Agreement shall be construed to reduce or limit Company’s rights, title or interest in any Work Product or Intellectual Property Rights so as to be less in any respect than that Company would have had in the absence of this Agreement.

(c.) Further Assurances; Power of Attorney. During and after his provision of consulting services to Company, Consultant agrees to reasonably cooperate with Company to (i) apply for, obtain, perfect and transfer to Company the Work Product as well as an Intellectual Property Right in the Work Product in any jurisdiction in the world; and (ii) maintain, protect and enforce the same, including, without limitation, executing and delivering to Company any and all applications, oaths, declarations, affidavits, waivers, assignments and other documents and instruments as shall be requested by Company. Consultant hereby irrevocably grants Company power of attorney to execute and deliver any such documents on Consultant’s behalf in his name and to do all other lawfully permitted acts to transfer the Work Product to Company and further the transfer, issuance, prosecution and maintenance of all Intellectual Property Rights therein, to the full extent permitted by law, if Consultant does not promptly cooperate with Company’s request (without limiting the rights Company shall have in such circumstances by operation of law). The power of attorney is coupled with an interest and shall not be affected by Consultant’s subsequent incapacity.

(d.) No License. Consultant understands that this Agreement does not, and shall not be construed to, grant Consultant any license or right of any nature with respect to any Work Product or Intellectual Property Rights or any Confidential Information, materials, software or other tools made available to him by Company.

10. Governing Law; Jurisdiction and Venue.

This Agreement, for all purposes, shall be construed in accordance with the laws of Maine without regard to conflicts of law principles. Any action or proceeding by either of the parties to enforce this Agreement or relating to any dispute arising under or in connection with this Agreement or the relationship between Consultant and Company shall be brought only in a state or federal court located in the state of Maine, county of Cumberland. The parties hereby irrevocably submit to the exclusive jurisdiction of such courts and waive the defense of inconvenient forum to the maintenance of any such action or proceeding in such venue.

11. Entire Agreement.

Unless specifically provided herein, this Agreement contains all of the understandings and representations between Consultant and Company pertaining to the subject matter hereof and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter. The parties mutually agree that the Agreement can be specifically enforced in court and can be cited as evidence in legal proceedings alleging breach of the Agreement.

12. Modification and Waiver.

No provision of this Agreement may be amended or modified unless such amendment or modification is agreed to in writing and signed by Consultant and by the President of Company. No waiver by either of the parties of any breach by the other party hereto of any condition or provision of this Agreement to be performed by the other party hereto shall be deemed a waiver of any similar or dissimilar provision or condition at the same or any prior or subsequent time, nor shall the failure of or delay by either of the parties in exercising any right, power or privilege hereunder operate as a waiver thereof to preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.

13. Severability.

Should any provision of this Agreement be held by a court of competent jurisdiction to be enforceable only if modified, or if any portion of this Agreement shall be held as unenforceable and thus stricken, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding upon the parties with any such modification to become a part hereof and treated as though originally set forth in this Agreement.

The parties further agree that any such court is expressly authorized to modify any such unenforceable provision of this Agreement in lieu of severing such unenforceable provision from this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Agreement or by making such other modifications as it deems warranted to carry out the intent and agreement of the parties as embodied herein to the maximum extent permitted by law.

The parties expressly agree that this Agreement as so modified by the court shall be binding upon and enforceable against each of them. In any event, should one or more of the provisions of this Agreement be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and if such provision or provisions are not modified as provided above, this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had not been set forth herein.

14. Captions.

Captions and headings of the sections and paragraphs of this Agreement are intended solely for convenience and no provision of this Agreement is to be construed by reference to the caption or heading of any section or paragraph.

15. Counterparts.

This Agreement may be executed in separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

16. Successors and Assigns.

This Agreement is personal to Consultant and shall not be assigned by Consultant. Any purported assignment by Consultant shall be null and void from the initial date of the purported assignment. Company may assign this Agreement to any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of Company. This Agreement shall inure to the benefit of Company and permitted successors and assigns.

17. Notices.

Notices and all other communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, or by overnight carrier to the parties at the addresses set forth below (or such other addresses as specified by the parties by like notice):

If to Company:

ImmuCell Corporation

56 Evergreen Drive

Portland, ME 04103

Attn: Michael F. Brigham, President and CEO

With a copy to:

Pierce Atwood LLP

254 Commercial Street

Portland, ME 04101

Attn: David J. Champoux, Esq.

If to Consultant:

Joseph Crabb

1292 Bemis Road

PO Box 746

Oquossoc, ME 04964

Email:

18. Survival.

Upon the expiration or other termination of this Agreement, the respective rights and obligations of the parties hereto shall survive such expiration or other termination to the extent necessary to carry out the intentions of the parties under this Agreement.

IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first above written.

IMMUCELL CORPORATION		CONSULTANT

By:	/s/ Michael F. Brigham	Signature:	/s/ Joseph H. Crabb
Name:	Michael F. Brigham	Name:	Joseph H. Crabb
Title:	President and CEO